Employee benefits	12 Months Ended
Dec. 31, 2019
Employee benefits
Employee benefits

23. Employee benefits

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries and VIEs of the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions made. Total amounts of such employee benefit expenses, which were expensed as incurred, were approximately RMB38,726, RMB65,727 and RMB81,278 for the years ended December 31, 2017, 2018 and 2019, respectively.